UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 1, 2013

SPIRE TECHNOLOGIES INC.
(Formerly Dravco Mining Inc.)
(Exact name of registrant as specified in its charter)

NEVADA	000-50664	88-474904
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

2075 W. 37th Avenue, Vancouver, B.C., CANADA   V6M 1N7
(Address of principal executive offices and Zip Code)

(Former, Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Unit 404 - #101 – 1865 Dilworth Drive
Kelowna, British Columbia
Canada   V1Y 9T1

(604) 687-6991
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 1, 2013, the Board of Directors (the “Board”) of Spire Technologies Inc. (the “Company”) appointed Raniero Corsini, age 50, to the Board, to hold office until the next Annual Meeting and until his successor is elected and qualified.

Furthermore on November 1, 2013, Rodney Lozinski notified the Board that he would resign as President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Principal Accounting Officer of the Company.  The resignation became effective immediately.  To fill the vacancy left by Mr. Lozinski’s resignation, the Board appointed Raniero Corsini to the positions of President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Principal Accounting Officer.  Mr. Corsini is expected to assume his position immediately and serve in this capacity until such time as his successor shall be duly appointed and qualified or until his resignation or removal.

Since October 2008, Raniero Corsini has been providing financial consulting services through his own consulting company in Toronto, Canada; 2099514 Ontario Inc.  Concurrent to managing 2099514 Ontario Inc. Mr. Corsini has been the managing director for Wildlaw Capital Markets in Toronto, Canada where he has been since April 2012.  Mr. Corsini received a Bachelors of Business Administration from the United States International University in San Diego, CA and London, UK.  He brings over twenty years of extensive experience in business management and sales with wealth and asset management companies in Canada.

From July 2001 to October 2008, Mr. Corsini served as Senior Vice President of Global Business Development and Structured Products at Sentry Select Capital Corp., a Canadian wealth management company in Toronto, Canada that offers a range of investment products including closed-end investment funds, mutual funds, principal-protected notes and flow-through limited partnerships, covering a variety of domestic and global mandates.  Mr. Corsini has served as a director of Northern Empire Energy Corp. (OTCPK:NOEEE) since March 2012 and was a director of MeeMee Media Corp. (OTCQB:MEME) from July 2010 through July 2013 .

There was no arrangement or understanding between Mr. Corsini and any other person(s) to which he was selected as Director, President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Principal Accounting Officer.  There are no family relationships between Mr. Corsini, any director or executive officer of the Company and there are no related party transactions between Mr. Corsini and the Company reportable under Item 404(a) of SEC Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 4th day of November 2013.

SPIRE TECHNOLOGIES INC.

November 4, 2013

/s/ RANIERO CORSINI
Raniero Corsini President, Chief Executive Officer